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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) October 20, 2004
                                                          ----------------

        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2003-5G Trust)


                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           333-108537                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



Level 10, 101 Collins Street, Melbourne,Victoria,3000,Australia   Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

         On October 28, 2003 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2003-5G Trust (the "Trust") , publicly issued US$675,000,000 of Class A2 Mortgage Backed Floating Rate Notes due January 2036 and US$41,000,000 of Class B1 Mortgage Backed Floating Rate Notes due January 2036 (the "Notes") pursuant to a registration statement (No. 333-108537) declared effective on October 21, 2003. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

         On January 20, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On April 20, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On July 20, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On October 20, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.



ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    October 20, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2003-5G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2003-5G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: November 1, 2004

                             By:    /S/ SAM KYRIACOU
                                ------------------------------------------------
                                Name:   Sam Kyriacou
                                Title:  Director

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the October 20, 2004
                                   Distribution